______, 2000
 FUND PROFILE
T. ROWE PRICE
International Funds--EquityPortfolios

 A choice of global, international, and regional stock funds for investors seeking capital growth by diversifying beyond U.S. borders.
This profile summarizes key information about each fund that is included in each fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
T. ROWE PRICE RAM LOGO
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FUND PROFILE
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 What are each fund's objectives and principal investment strategies?


 Worldwide funds:

   International Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

     Growth Investing
     Selection of common stocks reflects a growth style. Rowe Price-Fleming International, Inc. ("Price-Fleming") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

     While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, we generally favor companies with one or more of the following characteristics:

     . leading market position;

     . attractive business niche;

     . strong franchise or natural monopoly;

     . technological leadership or proprietary advantages;

     . seasoned management;

     . earnings growth and cash flow sufficient to support growing dividends;

     . healthy balance sheet with relatively low debt.

   International Growth & Income Fund
   Objective: The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of mature, dividend-paying non-U.S. companies.
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FUND PROFILE
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   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly, primarily among the world's developed countries. Typically, the fund will invest in large, mature companies that have favorable prospects for capital appreciation, as determined by Price-Fleming. Investments in emerging markets will be modest, and limited to more mature developing countries.

   In selecting common stocks, we combine proprietary quantitative analysis with bottom-up research and a global, regional, and country outlook. Our investing style reflects both a growth and a value orientation, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   Global Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

   Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. The stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) While we can purchase stocks without regard to a company's market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will vary over time according to the manager's outlook.

   International Discovery Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.
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FUND PROFILE
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   Emerging Markets Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.

   Strategy: Normally, the fund expects to invest substantially all of its assets across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  . Asia: China, Hong Kong, Indonesia, India, Korea, Pakistan, Philippines,
   Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.

  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Portugal, Romania, Russia, Slovakia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.


 Regional or country funds:

   European Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

   Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: France, Germany, Netherlands, Italy, Spain, Sweden,
   Switzerland, and United Kingdom.

  . Others: Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, Greece,
   Hungary, Ireland, Israel, Latvia, Lithuania, Luxembourg, Norway, Poland, Portugal, Russia, Slovakia, and Turkey.
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FUND PROFILE
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   Stock selection reflects a growth style. (See Growth Investing under
   International Stock Fund.) We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   Japan Fund
   Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located, or with primary operations, in Japan.

   Strategy: Normally, the fund expects to invest substantially all of its assets across a wide range of Japanese industries and companies. Selection of common stocks reflects a growth style. (See Growth Investing under International Stock Fund.)

   Latin America Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

   Strategy: Normally, we expect to invest substantially all of the fund's assets in Latin America companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Mexico, Brazil, Chile, Argentina, Venezuela, and Peru.

  . Others: Belize, Colombia, Ecuador, and Guatemala.

   Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.

   New Asia Fund
   Objective: The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

   Strategy: Normally, the fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis:  Australia, Hong Kong, Indonesia, India, New Zealand,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.

  . Others:  China, Pakistan, and Vietnam.
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FUND PROFILE
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   Selection of common stocks reflects a growth style. (See Growth Investing under International Stock Fund.)


 Table 1  International Funds Comparison Guide
                                                                        Expected risk
                                 Geographic               Company        relative to
  Fund                              focus                 emphasis       one another
                                                                                       -----

  International Stock             Worldwide                Large,         Moderate
                              (excluding U.S.)        well established
                         --------------------------------------------------------------
  International Growth            Worldwide                Large,         Moderate
  & Income                    (excluding U.S.)        well established
                         --------------------------------------------------------------
  Global Stock                    Worldwide                Large,           Lower
                              (including U.S.)        well established
                         --------------------------------------------------------------
  International                   Worldwide               Small to         Higher
  Discovery                   (excluding U.S.)          medium-sized
                         --------------------------------------------------------------
  Emerging Markets                Worldwide              All sizes         Highest
  Stock                       (excluding U.S.)
                         --------------------------------------------------------------
  European Stock                   Europe                All sizes        Moderate
                         (including Eastern Europe)
                         --------------------------------------------------------------
  Japan                             Japan                All sizes         Higher
                         --------------------------------------------------------------
  Latin America                 Latin America            All sizes         Highest
                         --------------------------------------------------------------
  New Asia               Far East and Pacific Basin      All sizes         Highest
                              (excluding Japan)
 -------------------------------------------------------------------------------------------


   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   While each fund invests primarily in common stocks, we may also purchase other securities, including futures and options, in keeping with each fund's objectives.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   As with all stock funds, each fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
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FUND PROFILE
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   The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries. The introduction of the new European common currency on January 1, 1999, may have unanticipated adverse effects.

  . Geographic risk (Japan and regional funds) Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country's economic cycles, stock market valuations, and currency exchange rates which could increase both its risks and potential rewards compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government's unsatisfactory progress on effecting credible solutions to these problems. And, there is additional risk with the nondiversified Latin America Fund, because it can invest more of its assets in a smaller number of companies and may invest significantly in telephone companies. The economies and financial markets of certain regions - such as Latin America and Asia -can be highly interdependent and may decline all at the same time.

  . Emerging market risk (Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan) Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries, more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory
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FUND PROFILE
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   measures. Certain countries have legacies of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

   Governments in many emerging market countries participate to a significant degree in their economies and securities markets. The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

  . Other risks of foreign investing Other risks result from the varying stages of economic and political development, the differing regulatory environments and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on the fund.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Small and medium-sized company risk (International Discovery; others to a lesser degree) To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  . Futures/options risk To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.
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FUND PROFILE
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  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be an appropriate part of your portfolio.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.
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FUND PROFILE
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
 LOGO                         LOGO



 LOGO                         LOGO


FUND PROFILE
---------------------------------------------------------

 LOGO                         LOGO



 LOGO                         LOGO




                                           Calendar Year Total Returns
       Fund         "90"    "91"   "92"    "93"   "94"    "95"    "96"    "97"    "98"     "99"
 ------------------------------------------------------------------------------------------------
  International
  Stock             -8.89  15.87   -3.47  40.11   -0.76   11.39   15.99    2.70   16.14    34.60
  International
  Growth & Income      --     --      --     --      --      --      --      --      --    19.62
  Global Stock         --     --      --     --      --      --   20.01   13.23   22.50    28.76
 ------------------------------------------------------------------------------------------------
  International
  Discovery        -12.84  11.69   -9.08  49.85   -7.63   -4.36   13.87   -5.67    6.12   155.03
  Emerging
  Markets Stock        --     --      --     --      --      --   11.82    1.23  -28.75    87.44
  European Stock       --   7.31   -5.56  27.24    4.06   21.86   25.87   17.01   25.82    19.70
  Japan                --     --  -13.40  20.61   15.09   -3.12  -10.99  -22.08    9.16   112.71
  Latin America        --     --      --     --  -15.92  -18.70   23.35   31.88  -35.43    59.38
  New Asia             --  19.32   11.24  78.76  -19.15    3.75   13.51  -37.13  -11.11    99.88
 ------------------------------------------------------------------------------------------------

FUND PROFILE
---------------------------------------------------------
 International Stock Fund Quarter ended Total return

 Best quarter   12/31/99  24.70%

 Worst quarter  9/30/90   -18.70%



 International Growth & Income Fund Quarter ended Total return

 Best quarter   12/31/99  11.81%

 Worst quarter  3/31/99   1.18%



 Global Stock Fund        Quarter ended Total return

 Best quarter   12/31/98  21.36

 Worst quarter  9/30/98   -12.83%



 International Discovery Fund Quarter ended Total return

 Best quarter   12/31/99  57.19%

 Worst quarter  9/30/90   -21.98%



 Emerging Markets Stock Fund Quarter ended Total return

 Best quarter   12/31/99  44.10%

 Worst quarter  9/30/98   -25.20%



 European Stock Fund      Quarter ended Total return

 Best quarter   12/31/99  20.48%

 Worst quarter  9/30/90   -15.41%



 Japan Fund      Quarter ended Total return

 Best quarter   12/31/98  25.17%

 Worst quarter  12/31/97  -20.55%



 Latin America Fund       Quarter ended Total return

 Best quarter   12/31/99  41.32%

 Worst quarter  9/30/98   -29.13%



 New Asia Fund   Quarter ended Total return

 Best quarter   12/31/99  42.04%

 Worst quarter  12/31/97  -27.05%

FUND PROFILE
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
 Table 2  Average Annual Total Returns
                                    Periods ended December 31, 1999
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  International Stock
  Fund                    16.14%    8.87%         10.45%            5/09/80
  MSCI EAFE Index         20.33     9.50           5.85
  Lipper International
  Funds Average           13.02     7.69           8.98

  International Growth
  & Income Fund               %        %              %             12/21/98
  MSCI EAFE Index

  Global Stock Fund       22.50%     --%          18.48%            12/29/95
  MSCI World Index        24.80    16.19          18.25
  Lipper Global Funds
  Average                 14.34    11.98          14.67

  International
  Discovery Fund           6.12%    0.14%          6.59%            12/30/88
  MSCI EAFE Index         20.33     9.50           5.85

  Emerging Markets
  Stock Fund             -28.75%     --%         -28.75%            3/31/95
  MSCI Emerging Markets
  Free Index             -25.34       --          -7.14
  Lipper Emerging
  Markets Funds Average  -26.83   -10.25          -5.00

  European Stock Fund     25.82%   18.63%         12.95%            2/28/90
  MSCI Europe Index       28.91    19.53          14.92
  Lipper European Funds
  Average                 22.55    16.05          10.31

  Japan Fund               9.16%   -3.33%         -1.78%            12/30/91
  TSE First Section
  Index                    6.63    -5.66          -4.94
  TSE Second Section
  Index                   13.69    -8.93          -8.54
  Lipper Japan Funds
  Average                  8.17    -3.66          -2.97

  Latin America Fund     -35.43%   -6.41%         -6.31%            12/29/93
  MSCI EMF Latin
  America Index          -35.11       --          -1.74
  Lipper Latin America
  Funds Average          -38.21    -6.81          -6.81

  New Asia Fund          -11.11%  -11.86%          3.06%            9/28/90
  MSCI All Country Far
  East Free
  Ex-Japan                -4.82   -11.95           7.71
  Lipper Pacific
  Ex-Japan Funds          -9.05   -11.89           2.79
  Average
 -------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. The International Discovery, Latin America, and Emerging Markets Stock Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

FUND PROFILE
---------------------------------------------------------
  . A management fee The percent of fund assets paid to each fund's investment manager. Each fund's fee comprises a group fee, 0.32% as of December 31, 1999. The individual fund fees are as follows: International Stock, Global Stock, and International Growth & Income Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; International Discovery, Latin America, and Emerging Markets Stock Funds, 0.75%.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

 Table 3  Fees and Expenses of the Funds
                               Shareholder
                               fees (fees
                              paid directly
                                from your                  Annual fund operating expenses/a/
                               investment)           (expenses that are deducted from fund assets)

                                                                    Total annual    Fee waiver/
            Fund               Redemption    Management   Other    fund operating     expense       Net
                                  fees          fee      expenses     expenses     reimbursement  expenses  -----
 -----------------------------

  International Stock              --          0.67%      0.18%        0.85%             --        0.85%
                              ------------------------------------------------------------------------------
  International                    --          0.67       0.59         1.26            0.01%       1.25
  Growth & Income
                              -----------------------------------------------------------------------------------
  Global Stock /b/                 --          0.67       1.00         1.67            0.47        1.20
                              ------------------------------------------------------------------------------
  International Discovery          2%          1.07       0.40         1.47              --        1.47
                              ------------------------------------------------------------------------------
  Emerging Markets Stock /c/       2%          1.07       0.69         1.76            0.01        1.75
                              ------------------------------------------------------------------------------
  European Stock                   --          0.82       0.23         1.05              --        1.05
                              ------------------------------------------------------------------------------
  Japan                            --          0.82       0.50         1.32              --        1.32
                              ------------------------------------------------------------------------------
  Latin America                    2%          1.07       0.46         1.53              --        1.53
                              ------------------------------------------------------------------------------
  New Asia                         --          0.82       0.47         1.29              --        1.29
 ----------------------------------------------------------------------------------------------------------------


 /a/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       International           12/1/98-10/31/00           1.25%                 10/31/02
       Growth & Income
                              -----------------------------------------------------------------
       Global Stock            11/1/99-10/31/01           1.20%                 10/31/03
                              -----------------------------------------------------------------
       Emerging Markets
       Stock                   11/1/99-10/31/01           1.75%                 10/31/03


 /b/The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 1999. The reimbursement period for this limitation extends through October 31, 2001.

 /c/The Emerging Markets Stock Fund operated under a 1.75% expense ratio limitation that expired on October 31, 1998. Effective November 1, 1998, Price-Fleming agreed to extend the expense limitation for a period of one year through October 31, 1999. Fees waived or expenses assumed under these agreements are subject

FUND PROFILE
---------------------------------------------------------
   to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.75%. However, no reimbursement will be made after October 31, 2000 (for the first agreement); or after October 31, 2001 (for the second agreement); or if it would result in the expense ratio exceeding 1.75%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

  Fund                           1 year  3 years  5 years  10 years
 -------------------------------------------------------------------------
  International Stock            $NEED    $NEED    $NEED    $NEED
                                 ------------------------------------
  International Growth & Income   NEED     NEED     NEED     NEED
                                 -----------------------------------------
  Global Stock                    NEED     NEED     NEED     NEED
                                 ------------------------------------
  International Discovery         NEED     NEED     NEED     NEED
                                 ------------------------------------
  Emerging Markets Stock          NEED     NEED     NEED     NEED
                                 ------------------------------------
  European Stock                  NEED     NEED     NEED     NEED
                                 ------------------------------------
  Japan                           NEED     NEED     NEED     NEED
                                 ------------------------------------
  Latin America                   NEED     NEED     NEED     NEED
                                 ------------------------------------
  New Asia                        NEED     NEED     NEED     NEED
 -------------------------------------------------------------------------



 Who manages the funds?

   Each fund is managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and the London-based Fleming Group. Established in 1979, Price-Fleming manages investments for individual and institutional accounts, including 12 no-load mutual funds sold directly to the public.

   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The members of each advisory group are listed below.

   International Stock Fund Martin G. Wade, John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith, and David J.L. Warren.

   International Growth & Income Fund Martin G. Wade, Richard T. Whitney, John
   R. Ford, James B.M. Seddon, and Robert W. Smith.

   Global Stock Fund Martin G. Wade, John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith, Robert W. Smith, and David J.L. Warren.

   International Discovery Fund Martin G. Wade, Frances Dydasco, Mark J.T. Edwards, Ian J. Macdonald, and Justin Thomson.

FUND PROFILE
---------------------------------------------------------
   Emerging Markets Stock Fund Martin G. Wade, Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, and Benedict R.F. Thomas.

   European Stock Fund Martin G. Wade, Robert A. Revel-Chion, and James B.M. Seddon.

   Japan Fund Martin G. Wade, Ian J. Macdonald, and David J.L. Warren.

   Latin America Fund Martin G. Wade and Benedict R.F. Thomas.

   New Asia Fund Martin G. Wade, Frances Dydasco, and Mark J.T. Edwards.

   Martin Wade joined Price-Fleming in 1979 and has 31 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming.) Christopher Alderson joined Price-Fleming in 1988 and has 14 years of experience with the Fleming Group in research and portfolio management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 15 years of experience with the Fleming Group in research and financial analysis. Mark Edwards joined Price-Fleming in 1987 and has 18 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 20 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 13 years of experience in portfolio management. Robert Smith joined Price-Fleming in 1996, has been with T. Rowe Price since 1992, and has 13 years of experience in financial analysis. Benedict Thomas joined Price-Fleming in 1988 and has 11 years of portfolio management experience. David Warren joined Price-Fleming in 1983 and has 19 years of experience in equity research, fixed income research and portfolio management. Frances Dydasco joined Price-Fleming in 1996 and has 11 years of experience in research and financial analysis. Ian Macdonald joined Price-Fleming in 1998 and has 15 years of experience in equity research and portfolio management. Robert Revel-Chion joined Price-Fleming in 1998 and has 11 years of experience in investment management (four years of which were within the Fleming Group). Justin Thomson joined Price-Fleming in 1998 and has eight years experience in portfolio management. Richard Whitney joined Price-Fleming in 1998, has been with T. Rowe Price since 1985, and has 17 years of experience in equity research and portfolio management.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

FUND PROFILE
---------------------------------------------------------
 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   Each fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

FUND PROFILE
---------------------------------------------------------

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
(LOGO)
 C01-040 3/1/00
 T. Rowe Price Investment Services, Inc., Distributor

FUND PROFILE
---------------------------------------------------------
NEW ACCOUNT FORM                                   (LOGO)
You may purchase shares of a T. Rowe Price fund after reviewing the information in the profile or after requesting and reviewing the fund's prospectus (and other information).

Please note: an IRA will not be established using this form.
If you want to open an IRA, call 1-800-638-5660 to request an IRA New Account Form.
Mail this form to: T. Rowe Price
P.O. Box 17300, Baltimore, MD 21298-9353

For help with this form, call toll free 1-800-638-5660.

Please do not remove the mailing label from this form.

1 PROVIDE YOUR TAX IDENTIFICATION NUMBER
Owner's or Minor's Social Security or Tax ID Number
(Use Minor's Social Security Number for Custodial Account)
_ _ _ _ _ _ _ _ _

Joint Owner's or Custodian's Social Security or Tax ID Number
_ _ _ _ _ _ _ _ _

2 DESIGNATE TYPE OF ACCOUNT AND OWNER NAME(S)
Please print in CAPITAL LETTERS. Choose one:
__   Individual or Joint Account.*
     *Joint tenancy with right of survivorship unless you instruct otherwise. Owner's Name (First, Middle Initial, Last)
    ________________________________
       Title: Mr. Ms. Mrs. Dr.

     Joint Owner's Name (First, Middle Initial, Last)
        ________________________________
        Title: Mr. Ms. Mrs. Dr.

__   Custodial Account.
       Uniform Gift or Transfer to Minors Act (UGMA or UTMA)
       Custodian's Name (First, Middle Initial, Last)
      ________________________________

       Minor's Name (First, Middle Initial, Last)
      ________________________________

       State of Residence (Minor's or Custodian's)
      ________________________________

__    Trust, Corporation, Business, or Other Entity Account.*
       *Please attach the first and last pages of the trust agreement or a copy of
        the corporate resolution.
        Name of Trust, Corporation, or Other Entity
        _________________________________________________________

        Trustee Names or Type of Entity
         ________________________________________________________

        Name of Trust Beneficiary (Optional)        Date of Trust Agreement
     ________________                              __-__-__
                      month   day    year

FUND PROFILE
---------------------------------------------------------

__   Check this box if your organization is incorporated or tax-exempt under
        Section 501(a) of the Internal Revenue Code, a qualified retirement plan under Section 401(a), or a custodial account under Section 403(b)(7),
and
        you DO NOT want us to file information returns on your behalf.

3 PROVIDE YOUR ADDRESS
Street Address or P.O. Box
__________________________________________________
__________________________________________________

City                 State
____________________                          __

ZIP Code
_ _ _ _ _ - _ _ _ _

4 PROVIDE OTHER ACCOUNT DATA
Daytime Phone                               Ext.
_ _ _   _ _ _ - _ _ _ _                            _ _ _ _

Evening Phone                               Ext.
_ _ _   _ _ _ - _ _ _ _                            _ _ _ _

Date of Birth (Owner/Minor)

Date of Birth (Joint Owner/Custodian)
_ _ - _ _ - _ _                   _ _ - _ _ - _ _
month day year                     month day year

__ U.S. Citizen             __     Resident Alien
__ Nonresident Alien. My permanent foreign address for tax purposes is:
_____________________________________
_____________________________________
Owner's Occupation / Employer Name (Optional)
_____________________________________
Employer Address (Optional)
__________________________________________________________________________

5 SELECT YOUR FUND(S)
Please print the fund name(s) exactly as listed inside the Investment Kit you received with this form. Fill in the amount of your investment for each fund. The minimum initial investment is $2,500 per fund ($1,000 for UGMAs/UTMAs) but is waived if you use Automatic Asset Builder (see Sections 6 and 7E).

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

     Total Investment$________

FUND PROFILE
---------------------------------------------------------
6 CHOOSE YOUR INVESTMENT METHOD

A.    __ By check.
       Make payable to T. Rowe Price Funds. (Otherwise it may be returned.)

B.    __ By Automatic Asset Builder.
       See Section 7E for instructions.

C.    __ By wire.
        Please call 1-800-225-5132 for the following information and wiring instructions:

     Account Number
     _ _ _ _ _ _ _ _ _ _ - _

     Date of Wire
     _ _ - _ _ - _ _
     month      day        year

 (over, please)
7 SELECT YOUR ACCOUNT SERVICE OPTIONS

A.   TO RECEIVE YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate
                                                    ------
otherwise.

        __ Pay dividends and capital gains to me by check.
        __ Transfer dividends and capital gains to my bank account.
             (Please complete Section 7C if you elect this option.)
        __ Pay dividends to me by check and reinvest capital gains.

B.   TO EXCHANGE AND REDEEM FUND SHARES
You can use the telephone or your personal computer to check your account balance, redeem shares, or make exchanges among any identically registered accounts unless you check the boxes below.
         ------

     __ I do NOT want telephone/computer exchange.
     __ I do NOT want telephone/computer redemption.

C. TO MAKE TRANSFERS BETWEEN YOUR BANK AND T. ROWE PRICE
This service makes purchasing or redeeming fund shares even more convenient. Simply call a T. Rowe Price representative or Tele*Access (R) and your transaction will be processed by electronically moving money between your bank account and your mutual fund accounts.

Transfers occur only when you initiate them ($100 minimum) and are made through the Automated Clearing House (ACH) network or by wire.* This service becomes available approximately 20 days after your application is processed. Since you initiate transfers by phone or computer, be sure that you did not decline the phone/computer redemption service above.
     __ Check this box to set up this service. YOU MUST ALSO ATTACH A BLANK, VOIDED CHECK (other than your investment check) from your bank account to this form.

FUND PROFILE
---------------------------------------------------------
     Any co-owner of your bank account who is not a co-owner of
                                              ---
     your mutual fund account must sign below.

X___________________________________________
Bank Account Co-owner's Signature

*There is a $5 fee for wire redemptions under $5,000 but no fee for ACH transactions.

            ATTACH VOIDED CHECK HERE

D. TO SET UP CHECKWRITING
You can write checks for $500 or more on all T. Rowe Price money market and bond fund accounts (except the High Yield and Emerging Markets Bond funds). Those authorized to write checks should read the checking agreement and sign below.

By signing this form, I agree to all of State Street Bank's checking account rules, and to any conditions and limitations on redeeming checks from the
T. Rowe Price Funds. I also agree that:

(1) This form applies to any other identically registered T. Rowe Price fund checking account I establish later;

(2) If I am subject to IRS backup withholding, I may write checks only on money fund accounts;

(3) State Street Bank and the Fund reserve the right to change, revoke, or close any checking account;

(4) The signatures are authentic, and, for organizations, I have submitted an original or certified resolution authorizing the individuals with legal capacity to sign and act on behalf of the organization.

(Do not detach this section from the rest of the form.)

_____________________________________________________
Fund Name                               Fund Name
_____________________________________________________
Print Name of Owner, Custodian, or Trustee

X___________________________________________________
Signature                                   Date
_____________________________________________________
Print Name of Joint Owner, Co-trustee, Corporate Officer, etc.

X___________________________________________________
Signature                                   Date

How many signatures do you require on checks?
__ Only one owner                 __   All owners


                                  G00-008 6/30/98

E. TO SET UP AUTOMATIC ASSET BUILDER
This service allows you to automatically invest in your fund account through your bank account and/or payroll deduction each month (minimum $50 per fund).

FUND PROFILE
---------------------------------------------------------

___ Check this box to invest from your bank account.
       Be sure to complete Section 7C and fill in the information below.

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
__________________________________                ____

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

____ Check this box to invest through payroll deduction.
         T. Rowe Price will mail you instructions for this service.

8 SIGN YOUR NEW ACCOUNT FORM
By signing this form, I certify that:

- I agree to be bound by the terms of the prospectus for each fund in which I am investing. If I am purchasing shares after reviewing a fund profile, I understand that I will receive the prospectus after I purchase shares in the fund. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state, and believe each investment is suitable for me.

- I authorize T. Rowe Price, the Funds, their affiliates and agents to act on any instructions believed to be genuine for any service authorized on this form, including telephone/computer services. The Funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone/computer are genuine, and the Funds are not liable for acting on these instructions. (If these procedures are not followed, it is the opinion of certain regulatory agencies that the Funds may be liable for any loss that may result from acting on instructions given.) I understand that anyone who can properly identify my account(s) can make phone/computer transactions on my behalf.

- The Funds can redeem shares from my account(s) to reimburse a fund for any loss due to nonpayment or other indebtedness.

- By selecting the electronic transfer service in Section 7C, I hereby authorize
T. Rowe Price to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such account through the Automated Clearing House

FUND PROFILE
---------------------------------------------------------
(ACH) system, subject to the rules of the Financial Institution, ACH, and the Fund. T. Rowe Price may correct any transaction error with a debit or credit to my Financial Institution account and/or Fund account. THIS AUTHORIZATION, including any credit or debit entries initiated thereunder, is in full force and effect until I notify T. Rowe Price of its revocation by telephone or in writing and T. Rowe Price has had sufficient time to act on it.

- Under penalties of perjury, the tax identification number(s) shown on this form is correct. If I fail to give the correct number or fail to sign this form, T. Rowe Price may reject, restrict, or redeem my investment. I may also be subject to IRS backup withholding (currently 31%) on all distributions and redemptions, and I may be subject to a $50 IRS penalty.

- Under penalties of perjury, I am NOT subject to IRS backup withholding because 1) I have not been notified, or 2) notification has been revoked (cross out "NOT" if you are currently subject to withholding), or 3) I have indicated in Section 4 that I am a nonresident alien and certify that for dividends I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

- For clarification on any of these certification issues, please contact us for assistance.

- The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


PLEASE SIGN HERE

X__________________________________________________
Signature of Owner, Custodian, or Trustee         Date

X__________________________________________________
Signature of Joint Owner, Co-trustee, Corporate Officer, etc.   Date

Thank you for your investment. You will receive a confirmation shortly.
   8                    0142